FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


      THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made as of September 22, 2004, by and between QUEST RESOURCE CORPORATION, a Nevada corporation (hereinafter referred to as "Employer"), and Jerry D. Cash (hereinafter referred to as "Employee").

      WHEREAS, Employer and Employee are parties to that certain Employment Agreement dated as of November 7, 2002 (the "Employment Agreement");

      WHEREAS, Employer's board of directors have elected Employee to serve as Chairman of the Board and sole Chief Executive Officer; and

      WHEREAS, Employer and Employee desire to amend the Employment Agreement in order to reflect Employee's election to serve as Chairman of the Board and sole Chief Executive Officer of Employer, and no longer as Co-Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

      NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      AMENDMENT:
      ---------

      1. Section 2.1 of the Employment Agreement is hereby deleted in its entirety with the following new Section 2.1 inserted in lieu thereof:

           2.1 The Employee will serve as Chairman of the Board and Chief Executive Officer of the Employer and will have such authority and responsibility as are customarily conferred on a chief executive officer of a corporation.

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      IN  WITNESS  WHEREOF,  Employer  and  Employee  have duly  executed  this
Agreement under seal as of the day, month and year first above written.


EMPLOYER:                         QUEST RESOURCE CORPORATION,
                                  a Nevada corporation


                                  By: /s/ Douglas L. Lamb
                                      ----------------------------------------
                                       Douglas L. Lamb, President


EMPLOYEE:                         /s/ Jerry D. Cash
                                  --------------------------------------------
                                  Jerry D. Cash



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